Exhibit 99.1

            ZILOG(R) ANNOUNCES SECOND QUARTER 2005 FINANCIAL RESULTS

SAN JOSE, Calif., July 28, 2005 /PRNewswire-FirstCall via COMTEX -- ZiLOG(R), Inc. (Nasdaq: ZILG) the creator of the Z80 microprocessor and a leading innovator of integrated 8-bit microcontroller solutions, today reported unaudited results for the three months ended June 30, 2005. According to Jim Thorburn, ZiLOG's Chairman and CEO, "We were pleased with the 2% sequential growth in sales for the quarter which was consistent with our sales guidance and included another sequential quarter of growth in sales of our new embedded flash products which totaled $1.3 million in the second quarter. GAAP gross margin was 42% for the quarter an improvement over Q1 levels and our operating expenses were consistent with the prior quarter excluding the estimated compliance costs for Sarbanes-Oxley. We continue to see progress in building our embedded flash portfolio of products that are focused on the fastest growing segment of the 8-bit microcontroller market."

Sales for the second quarter of 2005 were $20.6 million, as compared to sales of $20.2 million in the immediately preceding quarter and $27.9 million in the second quarter of 2004. GAAP gross margin for the second quarter was 42% as compared to 38% in the previous quarter and 49% in the second quarter of 2004. The Company reported a GAAP net loss for the second quarter of 2005 of $5.9 million, or 36 cents per share including special charges of $1.5 million. Special charges include costs and estimated charges primarily comprised of severance costs related to the transfer of certain corporate and operating activities from the U.S. to its facility in Manila, Philippines. These transfer activities are generally scheduled to be completed by the fourth quarter of this year. The Company's GAAP net loss was $6.6 million or 41 cents per share in the first quarter of 2005 and $7.2 million or 43 cents per share in the second quarter of 2004. The Company reported a non-GAAP (defined below) net loss of $3.6 million for the second quarter of 2005 or 22 cents per share, down from the non-GAAP net loss of $5.0 million or 31 cents per share in the first quarter of 2005 and non-GAAP net income of $2.8 million or 16 cents per diluted share in the second quarter of 2004.

For the second quarter of 2005, design wins were $23.2 million including $9.0 million in embedded flash product design wins for the quarter as compared to total flash design wins of $7.4 million in the preceding quarter and $3.7 million in the second quarter of 2004. Design wins are considered a measure of market place adoption of the Company's products. In addition, the Company shipped more than 3,100 development tool kits in the second quarter of 2005. Since the introduction of its new embedded flash products in November 2002, the Company has shipped in excess of 30,000 development tool kits.

"Progress continues on our new products and I continue to be pleased with our progress in the growth of our embedded flash sales. Design wins continue to progress and we continue to receive interest from the market in our expanding product portfolio as we launch new and differentiated embedded flash microcontrollers," said Thorburn. "We ended the quarter with over $31 million in cash. As we have stated, our goal is to return to breakeven cash flow by the end of the fourth quarter of this year at a quarterly sales rate of $20 million to $21 million. During the quarter we initiated actions to achieve this breakeven cash flow target and have many products in our development pipeline to fuel our new product growth", Thorburn concluded.

NON-GAAP FINANCIAL INFORMATION

Included within the attached schedules are certain non-GAAP financial figures. Management believes that non-GAAP net operating income or loss and non-GAAP net income or loss are useful measures of operating performance and that Adjusted EBITDA is a useful measure of liquidity because they exclude the impact of amortization of intangible assets, stock-based compensation and special charges and credits. The Company believes that this facilitates a comparison of its operating results on a consistent basis and that investors find this information helpful in comparing the Company's performance over time and against its projected guidance. In addition, management believes that Adjusted EBITDA is a useful measure because it excludes non-cash depreciation and amortization, interest and income taxes and it is used by the Company to determine vesting of certain employee stock options. The Company also provides sales excluding foundry services which is a non-GAAP presentation. The Company believes that this is helpful to investors as the Company has migrated to a fabless model where it no longer has foundry services revenue. However, these non-GAAP measures should be considered in addition to, not as a substitute for, or superior to net sales, net income (loss) and net cash provided by operating activities, or other financial measures prepared in accordance with GAAP.

Summarized below are reconciliations to the GAAP equivalents of these non-GAAP measures: ZiLOG, Inc.

                                   ZILOG, INC.
                 NON-GAAP CONSOLIDATED STATEMENTS OF OPERATIONS
                            (unaudited, in millions)

                                                                    Three Months Ended
                                                           ------------------------------------
                                                            Jun. 30,     Mar. 31,     Jun. 30,
                                                              2005         2005         2004
                                                           ----------   ----------   ----------
Net sales                                                  $     20.6   $     20.2   $     27.9
Non-GAAP cost of sales                                           12.0         12.2         13.6
                                                           ----------   ----------   ----------
Non-GAAP gross margin                                             8.6          8.0         14.3
Gross margin %                                                     42%          40%          51%

Operating expenses:
    Research and development                                      5.2          5.2          5.3
    Selling, general and administrative                           6.6          7.1          7.1
                                                           ----------   ----------   ----------
        Total operating expenses                                 11.8         12.3         12.4
                                                           ----------   ----------   ----------
Non-GAAP operating income (loss)                                 (3.2)        (4.3)         1.9

Other income                                                      0.2          0.1            -
Provision (benefit) for income taxes                              0.6          0.8         (0.9)
                                                           ----------   ----------   ----------
Non-GAAP net income (loss)                                       (3.6)        (5.0)  $      2.8
                                                           ==========   ==========   ==========
Reconciliation of Non-GAAP operating and
    Net income (loss) to GAAP Results
Non-GAAP operating income (loss)                           $     (3.2)  $     (4.3)  $      1.9
    Special charges and reorganization items (1)                 (1.5)        (0.4)        (7.7)
    Cost of sales relating to MOD II closure (2)                    -         (0.3)        (0.6)
    Amortization of intangible assets                            (0.5)        (0.6)        (1.1)
    Non-cash stock-based compensation                            (0.3)        (0.3)        (0.6)
                                                           ----------   ----------   ----------
          Total proforma adjustments                             (2.3)        (1.6)       (10.0)
                                                           ----------   ----------   ----------
Operating loss                                             $     (5.5)  $     (5.9)  $     (8.1)
                                                           ==========   ==========   ==========
Non-GAAP net income (loss)                                 $     (3.6)  $     (5.0)  $      2.8
Non-GAAP adjustments:
    Special charges, credits and reorganization items(1)         (1.5)        (0.4)        (7.7)
    Cost of sales relating to MOD II closure                        -         (0.3)        (0.6)
    Amortization of intangible assets                            (0.5)        (0.6)        (1.1)
    Non-cash stock-based compensation                            (0.3)        (0.3)        (0.6)
                                                           ----------   ----------   ----------
          Total proforma adjustments                             (2.3)        (1.6)       (10.0)
                                                           ----------   ----------   ----------
Net income (loss)                                          $     (5.9)  $     (6.6)  $     (7.2)
                                                           ==========   ==========   ==========
Reconciliation of Cash Flow From Operating
    Activities to Adjusted EBITDA

Cash used by operating activities                          $     (1.5)  $     (4.1)  $     (2.0)
    Provision (benefit) for income taxes                          0.6          0.8         (0.9)
    Interest (income) expense                                    (0.2)        (0.1)           -
    Deferred income taxes                                           -            -          2.5
    Asset impairments                                               -            -         (5.4)
    Non-cash stock-based compensation                            (0.3)        (0.3)        (0.6)
    Changes in operating assets and liabilities                  (2.9)        (1.0)           -
                                                           ----------   ----------   ----------
EBITDA                                                     $     (4.3)  $     (4.7)  $     (6.4)
    Non-cash stock-based compensation                             0.3          0.3          0.6
    Special charges (1)                                           1.5          0.4          7.7
    Cost of sales relating to MOD II closure (2)                    -          0.3          0.6
                                                           ----------   ----------   ----------
Adjusted EBITDA                                            $     (2.5)  $     (3.7)  $      2.5
                                                           ==========   ==========   ==========

(1) Special charges and reorganization items include severance and termination benefits, facility closure costs, asset and investment write-offs, recovery of MOD III closure and sustaining costs.

(2) Cost of sales relating to MOD II closure represents retention bonus payments and inventory write-offs.

                                   ZILOG, INC.
                   NON-GAAP SELECTED QUARTERLY FINANCIAL DATA
                    (Amounts in millions except percentages,
                   selected key metrics and per share amounts)
                                   (Unaudited)

                                                                                   Three Months Ended
                                                             --------------------------------------------------------------
                                                              Jun. 30,     Mar. 31,     Dec. 31,     Sep. 30,      Jun. 30
                                                                 2005         2005         2004         2004         2004
                                                             ----------   ----------   ----------   ----------   ----------
NON-GAAP CONDENSED STATEMENT OF OPERATIONS
----------------------------------------------------------
     (includes supplemental Non-GAAP information)
Net sales                                                    $     20.6   $     20.2   $     18.9   $     22.8   $     27.9
Non-GAAP Cost of sales                                             12.0         12.2         11.1         12.4         13.6
                                                             ----------   ----------   ----------   ----------   ----------
Non-GAAP Gross margin                                               8.6          8.0          7.8         10.4         14.3
Non-GAAP Gross margin %                                              42%          40%          41%          46%          51%

Operating expenses:
       Research and development                                     5.2          5.2          5.4          5.2          5.3
       Selling, general and administrative                          6.6          7.1          7.3          6.8          7.1
                                                             ----------   ----------   ----------   ----------   ----------
           Total operating expenses                                11.8         12.3         12.7         12.0         12.4
                                                             ----------   ----------   ----------   ----------   ----------
Non-GAAP operating income (loss)                             $     (3.2)  $     (4.3)  $     (4.9)  $     (1.6)  $      1.9

Other income                                                        0.2          0.1          0.2            -            -
Provision (benefit) for income taxes                                0.6          0.8          1.6          0.9         (0.9)
                                                             ----------   ----------   ----------   ----------   ----------
Non-GAAP net income (loss)                                   $     (3.6)  $     (5.0)  $     (6.3)  $     (2.5)  $      2.8
                                                             ==========   ==========   ==========   ==========   ==========
Non-GAAP weighted average diluted shares                           16.3         16.2         16.2         16.5         17.1
Non-GAAP diluted earnings (loss) per share                   $    (0.22)  $    (0.31)  $    (0.39)  $    (0.15)  $     0.16
                                                             ==========   ==========   ==========   ==========   ==========
RECONCILIATION OF NON-GAAP INFORMATION TO GAAP RESULTS
----------------------------------------------------------
Non-GAAP operating income (loss)                             $     (3.2)  $     (4.3)  $     (4.9)  $     (1.6)  $      1.9
       Special charges and reorganization items                     1.5          0.4         (0.4)        (1.9)         7.7
       Cost of sales - relating to MOD II closure                     -          0.3          1.9            -          0.6
       Amortization of intangible assets                            0.5          0.6          1.0          1.0          1.1
       Non-cash stock-based compensation                            0.3          0.3          0.5          0.4          0.6
                                                             ----------   ----------   ----------   ----------   ----------
     Total non-GAAP adjustments                                    (2.3)        (1.6)        (3.0)         0.5        (10.0)
                                                             ----------   ----------   ----------   ----------   ----------
GAAP operating loss                                          $     (5.5)  $     (5.9)  $     (7.9)  $     (1.1)  $     (8.1)
                                                             ==========   ==========   ==========   ==========   ==========
Non-GAAP net income (loss)                                   $     (3.6)  $     (5.0)  $     (6.3)  $     (2.5)  $      2.8
Non-GAAP adjustments:
       Special charges and reorganization items                     1.5          0.4         (0.4)        (1.9)         7.7
       Cost of sales - relating to MOD II closure                     -          0.3          1.9            -          0.6
       Amortization of intangible assets                            0.5          0.6          1.0          1.0          1.1
       Non-cash stock-based compensation                            0.3          0.3          0.5          0.4          0.6
                                                             ----------   ----------   ----------   ----------   ----------
     Total non-GAAP adjustments                                     2.3          1.6          3.0         (0.5)        10.0
                                                             ----------   ----------   ----------   ----------   ----------
GAAP net loss                                                $     (5.9)  $     (6.6)  $     (9.3)  $     (2.0)  $     (7.2)
                                                             ==========   ==========   ==========   ==========   ==========
GAAP basic and diluted weighted average shares outstanding         16.3         16.2         16.1         16.4         16.6
GAAP basic and diluted loss per share                        $    (0.36)  $    (0.41)  $    (0.57)  $    (0.12)  $    (0.43)
                                                             ==========   ==========   ==========   ==========   ==========
OTHER SELECTED FINANCIAL DATA
----------------------------------------------------------
     Depreciation and amortization                           $      0.6   $      0.6   $      0.6   $      0.6   $      0.6
     Amortization of fresh-start intangibles                        0.5          0.6          1.0          1.0          1.1
     Cost of sales - relating to MOD II closure                       -          0.3          1.9            -          0.6
     Special charges and reorganization items                       1.5          0.4         (0.4)        (1.9)         7.7
     Stock-based compensation                                       0.3          0.3          0.5          0.4          0.6
     Capital expenditures                                    $      0.4   $      0.4   $      0.2   $      3.1   $      0.4

NET SALES
     Micrologic products                                     $     15.4   $     14.8   $     14.1   $     15.7   $     18.9
     Other products                                                 5.2          5.4          4.6          6.7          6.3
                                                             ----------   ----------   ----------   ----------   ----------
     Total - Base Business                                         20.6         20.2         18.7         22.4         25.2
                                                             ----------   ----------   ----------   ----------   ----------
     Foundry services                                                 -            -          0.2          0.4          2.7
                                                             ----------   ----------   ----------   ----------   ----------
       Total net sales                                       $     20.6   $     20.2   $     18.9   $     22.8   $     27.9
                                                             ==========   ==========   ==========   ==========   ==========
SELECTED KEY INDICES
----------------------------------------------------------
     Days sales outstanding                                          47           56           51           34           52
     Net sales to inventory ratio (annualized)                      8.2          7.6          6.4          7.4          8.1
     Weeks of inventory at distributors                              10           13           13           10           11
     Current ratio                                                  2.3          2.5          2.7          2.8          2.8

ABOUT ZILOG, INC.

Founded in 1974, ZiLOG won international acclaim for designing one of the first architectures in the microprocessors and microcontrollers industry. Today, ZiLOG is a leading global supplier of 8-bit micro logic devices. It designs and markets a broad portfolio of devices for embedded control and communication applications used in consumer electronics, home appliances, security systems, point of sales terminals, personal computer peripherals, as well as industrial and automotive applications. ZiLOG is headquartered in San Jose, California, and employs approximately 500 people worldwide with sales offices throughout Asia, Europe and North America. For more information about ZiLOG and our products, visit the Company's website at: ww.ZiLOG.com. ZiLOG, Z8Encore! eZ80Acclaim! and Z8Encore!XP are registered trademarks of ZiLOG, Inc. in the United States and in other countries. Other product and or service names mentioned herein may be trademarks of the companies with which they are associated.

CAUTIONARY STATEMENTS

This release contains forward-looking statements (including the Company's goal to return to break-even cash flow and estimated revenues associated with design wins) relating to expectations, plans or prospects for ZiLOG, Inc. that are based upon the current expectations and beliefs of ZiLOG's management and are subject to certain risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. For example, the Company's ability to achieve break-even cash flow by the fourth quarter will be influenced by the duration of weak end-demand for consumer and communication products and the speed at which design wins convert to revenue and the Company's ability to cut costs successfully. Design wins are defined as the projected two-year net sales for a customer's new product design for which the Company has received at least a $1,000 purchase order for its devices. Design win estimates are determined based on projections from customers and may or may not come to fruition. Whether or not ZiLOG achieves anticipated revenue from design wins depends on how quickly the Company is able to bring design wins into production and whether or not the project in question is a commercial success. Notwithstanding changes that may occur with respect to matters relating to the forward-looking statements, ZiLOG does not expect to, and disclaims any obligation to update such statements until release of its next quarterly earnings announcement or in any other manner. ZiLOG, however, reserves the right to update such statements or any portion thereof at any time for any reason.

The financial information presented herein is unaudited and is subject to change as a result of subsequent events or adjustments, if any, arising prior to the filing of the Company's Form 10-Q for the second quarter of 2005.

For a detailed discussion of these and other cautionary statements, please refer to the risk factors discussed in filings with the U.S. Securities and Exchange Commission ("SEC"), including but not limited to the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2004, and any subsequently filed reports. All documents also are available through the SEC's Electronic Data Gathering Analysis and Retrieval system (EDGAR) at http://www.sec.gov or from the Company's website at www.ZiLOG.com.

                                   ZILOG, INC.
            UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                       (in millions except per share data)

                                                       Three Months Ended         Six Months Ended
                                                            June 30,                  June 30,
                                                    -----------------------   -----------------------
                                                       2005         2004         2005         2004
                                                    ----------   ----------   ----------   ----------
Net sales                                           $     20.6   $     27.9   $     40.8   $     53.9
Cost of sales                                             12.0         13.6         24.2         26.2
Cost of sales - relating to MOD II closure                   -          0.6          0.3          0.6
                                                    ----------   ----------   ----------   ----------
Gross margin                                               8.6         13.7         16.3         27.1
Operating expenses:
     Research and development                              5.2          5.3         10.4         10.4
     Selling, general and administrative                   6.9          7.7         14.3         14.6
     Special charges and reorganization items              1.5          7.7          1.9          8.2
     Amortization of intangible assets                     0.5          1.1          1.1          2.1
                                                    ----------   ----------   ----------   ----------
         Total operating expenses                         14.1         21.8         27.7         35.3
                                                    ----------   ----------   ----------   ----------
Operating loss                                            (5.5)        (8.1)       (11.4)        (8.2)

Other income (expense):
     Interest income                                       0.2            -          0.3          0.1
     Interest expense                                        -            -            -         (0.2)
     Other, net                                              -            -            -            -
                                                    ----------   ----------   ----------   ----------
Loss before provision (benefit) for income taxes          (5.3)        (8.1)       (11.1)        (8.3)
Provision (benefit) for income taxes                       0.6         (0.9)         1.4         (1.1)
                                                    ----------   ----------   ----------   ----------
Net loss attributable to common stockholders        $     (5.9)  $     (7.2)  $    (12.5)  $     (7.2)
                                                    ==========   ==========   ==========   ==========
Basic net loss per share                            $    (0.36)  $    (0.43)  $    (0.77)  $    (0.46)
                                                    ==========   ==========   ==========   ==========
Weighted-average shares used in computing basic
     net loss per share                                   16.3         16.6         16.3         15.7
                                                    ==========   ==========   ==========   ==========
Diluted net loss per share                          $    (0.36)  $    (0.43)  $    (0.77)  $    (0.46)
                                                    ==========   ==========   ==========   ==========
Weighted-average shares used in computing diluted
     net income per share                                 16.3         16.6         16.3         15.7
                                                    ==========   ==========   ==========   ==========

                                   ZILOG, INC.
                 UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS
                                  (in millions)

                                                                        June 30,    December 31,
                                                                          2005          2004
                                                                       ----------   ------------
                                     ASSETS
Current assets:
    Cash and cash equivalents                                          $     31.4   $       37.7
    Accounts receivable, less allowance for doubtful accounts
    of $0.2 at June 30, 2005 and  $0.3 at December 31, 2004                  10.5           10.0
    Inventories                                                              10.0           12.1
    Deferred tax asset                                                        2.7            2.7
    Prepaid expenses and other current assets                                 2.6            4.0
                                                                       ----------   ------------
Total current assets                                                         57.2           66.5
                                                                       ----------   ------------
    Assets held for sale, MOD II                                              3.4            3.6
    Net property, plant and equipment                                         6.0            6.1
    Goodwill                                                                  8.6            8.6
    Intangible assets, net                                                    6.2            7.3
    Other assets                                                              5.1            6.0
                                                                       ----------   ------------
Total Assets                                                           $     86.5   $       98.1
                                                                       ==========   ============

                      LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
    Accounts payable                                                   $     12.2   $       12.3
    Accrued compensation and employee benefits                                2.7            2.6
    Other accrued liabilities                                                 4.7            4.0
    Deferred income on shipments to distributors                              5.5            6.0
                                                                       ----------   ------------
        Total current liabilities                                            25.1           24.9
                                                                       ----------   ------------
Deferred income taxes                                                         2.7            2.7
Other non-current liabilities                                                 6.5            6.6
                                                                       ----------   ------------
        Total liabilities                                                    34.3           34.2
                                                                       ----------   ------------
Stockholders' equity:
    Common stock                                                              0.2            0.2
    Additional paid-in capital                                              122.2          121.9
    Deferred stock compensation                                              (0.2)          (0.7)
    Treasury stock                                                           (7.2)          (7.1)
    Accumulated deficit                                                     (62.8)         (50.4)
                                                                       ----------   ------------
        Total stockholders' equity                                           52.2           63.9
                                                                       ----------   ------------
Total liabilities and stockholders' equity                             $     86.5   $       98.1
                                                                       ==========   ============

                                   ZILOG, INC.
                   UNAUDITED CONDENSED CONSOLIDATED CASH FLOWS
                                  (in millions)

                                                                     Three Months Ended         Six Months Ended
                                                                          June 30,                  June 30,
                                                                  -----------------------   -----------------------
                                                                     2005         2004         2005         2004
                                                                  ----------   ----------   ----------   ----------
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss                                                          $     (5.9)  $     (7.2)  $    (12.5)  $     (7.2)
Adjustments to reconcile net loss to net cash used
      by operating activities:
      Amortization of fresh-start intangible assets                      0.5          1.1          1.1          2.1
      Deferred income tax assets and liabilities                           -         (2.5)           -         (3.3)
      Depreciation and amortization                                      0.6          6.0          1.2          7.2
      Stock-based compensation                                           0.2          0.6          0.6          1.0
Changes in operating assets and liabilities:
      Accounts receivable                                                1.9          0.4         (0.5)        (3.0)
      Inventories                                                        0.7         (1.9)         2.2         (4.1)
      Prepaid expenses and other current and non-current assets          0.6          0.9          2.3          2.2
      Accounts payable                                                   0.7         (1.7)        (0.1)        (0.1)
      Accrued compensation and employee benefits                        (0.3)        (0.1)         0.1         (0.2)
      Other accrued liabilities, deferred income
          on shipments to distributors,
          income taxes and accrued special charges                      (0.5)         2.4          0.1          1.2
                                                                  ----------   ----------   ----------   ----------
          Net cash used by operating activities                         (1.5)        (2.0)        (5.5)        (4.2)

CASH FLOWS FROM INVESTING ACTIVITIES:
      Proceeds from sale of MOD II assets                                  -            -          0.1            -
      Capital expenditures                                              (0.7)        (0.4)        (1.1)        (1.1)
                                                                  ----------   ----------   ----------   ----------
          Cash used by investing activities                             (0.7)        (0.4)        (1.0)        (1.1)

CASH FLOWS FROM FINANCING ACTIVITIES:
      Proceeds from public stock offering
          net of offering expenses                                         -          2.8            -         24.4
      Repayments of short-term debt                                        -         (2.0)           -          0.1
      Proceeds from issuance of common stock
          under employee stock plans                                     0.1          0.1          0.2         (2.6)
      Repurchases of common stock                                       (0.1)           -            -         (0.1)
                                                                  ----------   ----------   ----------   ----------
          Cash provided by financing activities                            -          0.9          0.2         21.8
                                                                  ----------   ----------   ----------   ----------
Increase (decrease) in cash and cash equivalents                        (2.2)        (1.5)        (6.3)        16.5
Cash and cash equivalents at beginning of period                        33.6         40.0         37.7         22.0
                                                                  ----------   ----------   ----------   ----------
Cash and cash equivalents at end of period                        $     31.4   $     38.5   $     31.4   $     38.5
                                                                  ==========   ==========   ==========   ==========
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
      Interest paid during the period                             $        -   $      0.1   $        -   $      0.1
      Income taxes paid during the period                         $      0.2   $      0.2   $      0.2   $      1.5